IDR Core Property Index Fund Ltd

SCHEDULE OF INVESTMENTS

As of September 30, 2022 (Unaudited)

	Original
	Acquisition	Shares/	Percent of
	Date	Units	Net Assets	Cost	Fair Value
PRIVATE REAL ESTATE INVESTMENT FUNDS – 99.5%
UNITED STATES OF AMERICA (a)(b) – 99.5%
ASB Allegiance Real Estate Fund, LP	12/31/2021	711	4.7%	$1,222,500	$1,390,167
BGO Diversified U.S. Property Fund, LP	10/1/2021	546	5.7%	1,400,000	1,721,888
Blackrock US Core Property Fund, L.P.	1/1/2022	n/a	4.5%	1,222,500	1,341,117
CBRE U.S. Core Partners, LP	12/31/2021	1,489,378	10.5%	2,960,000	3,110,734
Clarion Lion Properties Fund, LP	4/1/2021	1,484	10.2%	2,312,559	3,043,409
Invesco Core Real Estate - U.S.A., L.P.	4/1/2021	12	9.6%	2,258,408	2,859,917
JP Morgan Strategic Property Fund FIV2 (U.S.), LP	10/1/2021	339,880	15.6%	4,000,000	4,639,382
Prime Property Fund, LLC	6/30/2021	156	12.3%	3,000,000	3,657,820
PRISA LP (c)	4/1/2021	1,205	9.9%	2,198,312	2,933,664
RREEF America REIT II, Inc.	1/1/2022	7,187	4.0%	1,100,000	1,181,897
Smart Markets Fund, L.P.	9/1/2021	999	7.1%	1,764,900	2,109,713
US Real Estate Investment Fund, LLC	7/1/2022	989	5.4%	1,585,000	1,606,336

TOTAL PRIVATE REAL ESTATE INVESTMENT FUNDS				25,024,179	29,596,044

TOTAL INVESTMENTS – 99.5%				25,024,179	29,596,044
Other assets in excess of liabilities – 0.5%					161,763
NET ASSETS – 100%					$29,757,807

(a)	Restricted security. The total cost and fair value of these restricted investments as of September 30, 2022 was $25,024,179 and $29,596,044, respectively, which represents 99.5% of total net assets of the Company.
(b)	Redemptions permitted quarterly and redemption notices for the private real estate investment funds is 90 days.
(c)	As of September 30, 2022, PRISA LP held an investment in PRISA UHC LP, a U.S. domiciled private real estate investment fund. The fair value of the Company's proportionate ownership of PRISA UHC LP as of September 30, 2022 was approximately $2.93 million, approximately 9.86% of the Company's Net Assets.